                                UAM FUNDS, INC.
                       Funds for the Informed Investor(SM)

                          FMA Small Company Portfolio

                           INSTITUTIONAL CLASS SHARES

                        SUPPLEMENT DATED AUGUST 3, 2001
         TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2001



     The following disclosure replaces the information in the second paragraph under the section titled "Brokerage Allocation and Other Practices-Selection of Brokers" in the Statement of Additional Information:

     During the fiscal year ended October 31, 2000, the total amount of securities transactions for the Fund was $272,509,023.59, the total amount of transactions effected through brokers providing research was $153,660,658.01 and the brokerage commissions paid to brokers providing research was $371,969.50. During the fiscal year ended October 31, 2000, the Adviser had no directed brokerage. As of October 31, 2000, the Fund does not hold any securities of its regular brokers or dealers as that term is defined in the 1940 Act.

     The following disclosure replaces the information under the section titled "Brokerage Allocation and Other Practices - Commissions Paid" in the Statement of Additional Information:

     For the last three fiscal years, the Fund paid the following in brokerage commissions:

     FMA Small Company Portfolio          Brokerage Commissions
     ---------------------------          ---------------------
              2000                            $  672,930.37
              1999                            $1,246,333.58
              1998                            $  576,729.89

            Brokerage commissions have varied due to changing asset levels.